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                                                                   EXHIBIT 10.42


                   THE BANK OF N.T. BUTTERFIELD & SON LIMITED


                                   DEBENTURE

                          (Fixed and Floating Charges)

                                  The Schedule

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  Date:  30th August 199____

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  Company:

  Horizon Exploration Ltd
  6 Pembroke Road
  Sevenoaks
  Kent
  TN13 1XR


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  Specifically Charged

  Property:





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  Loan Agreement

  Dated   12 August 1994

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  Company's

  Solicitors:
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THIS DEBENTURE is made on the date set out in the Schedule BETWEEN:
THE COMPANY of the one part and THE BANK of the other part

NOW IT IS WITNESSED:

1.       Definitions

The Company                                The Company described in the Schedule

The Bank                                   The Bank of N.T. Butterfield & Son
                                  Limited incorporated in Bermuda with limited liability and having its London Branch Office at 24 Chiswell Street London EC1Y 4TY and where the context admits the term "the Bank" includes its successors and assigns whether immediate or derivative

The Specifically                           The freehold and/or leasehold
Charged Property                  property described in the Schedule which is
                                  specifically charged by this Debenture and where the context so admits or requires the term "the Specifically Charged Property" includes all or any part or parts thereof

The Charged Assets                         The goodwill undertaking property
                                  (including the Property defined below) assets revenues and rights of the Company charged to the Bank by this Debenture and more particularly described in clause 2.2 and where the context so admits or requires the term "Charged Assets" includes all or any part or parts thereof

The Property                               That part of the Charged Assets
                                  (including the Specifically Charged Property) which is FIRST described in clause 2.2 and where the context so admits or requires the term "the Property" includes all or any part or parts thereof

The Securities                             That part of the Charged Assets
                                  which is THIRDLY described in clause 2.2

The Loan Agreement                         The Loan Agreement or Facility
                                  Letter (if any) of which brief details are specified in the Schedule

Interest Rate                              The rate of Interest specified in
                                  the Loan Agreement or where there is no Loan
                                  Agreement or the rate specified therein
                                  cannot be ascertained the usual rate of
                                  interest of the Bank in dealing with current accounts payable on such days as the Bank may from time to time determine and compounded in the event of it not being punctually paid with monthly quarterly or other periodic rests as the Bank shall deem fit (but without prejudice to the right of the Bank to require payment of such interest) and in the absence of manifest error the certificate of an authorised owner of the Bank shall be conclusive as to the rate from time to time applicable

Receiver                                   A receiver and/or manager appointed
                                  pursuant to this Debenture and/or as defined in section 29 of the Insolvency Act





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                                  1986 and the expression "Receiver" used in
                                  this Debenture includes (where the context admits) an administrative receiver as defined in that section

2.       Fixed and Floating Charges

2.1 This Debenture is expressly made for securing present and further advances and as a continuing security for:-

2.1.1 all present and/or future indebtedness of the Company to the Bank on any account whatsoever as mentioned In clause 3.1 hereof

2.1.2 all other liabilities whatsoever of the Company to the Bank present future actual or contingent

2.1.3 all costs and mortgagees' or chargees' expenses arising hereunder as hereinafter provided together in each case with interest thereon from day to day from demand until full discharge (as well after as before judgement or the insolvency of the Company) at the Interest Rate

2.2 The Company as beneficial owner HEREBY CHARGES with the payment or discharge of the money obligations and liabilities specified in clause 2.1:-

FIRST the freehold and leasehold property of the Company wherever situate both present and future including but not limited to the Specifically Charged Property and all buildings erections and fixtures (including trade fixtures) and fittings from time to time on or in any such property and all rents and other income derived from any such property or to which the Company may be or become entitled therefrom together with the right to recover the same (by action or otherwise) in the name of and for the account of the Company SECONDLY all plant machinery vehicles computers and office and other equipment of the Company both present and future (excluding stock in trade of the Company) THIRDLY all stocks shares bonds and securities of any kind whatsoever whether marketable or otherwise and all other interests (including but not limited to loan capital) of the Company both present and future in any company firm consortium or entity wheresoever situate including all allotments accretions offers rights benefits and advantages whatsoever at any time accruing offered or arising in respect of or incidental to the same and all stocks shares rights money or property accruing thereto or offered at any time by way of conversion redemption bonus preference option or otherwise in respect thereof FOURTHLY all book and other debts revenues and claims both present and future (including things in action which may give rise to a debt revenue or claim) due or owing or which may become due or owing to or purchased or otherwise acquired by the Company and the full benefit of all rights and remedies relating thereto including but not limited to any negotiable or non-negotiable instruments guarantees indemnities debentures legal and equitable charges and other security and any reservation of proprietary rights rights of set-off rights of tracing liens the benefit of any insurance proceeds and all other rights and remedies of whatsoever nature in respect of the same FIFTHLY the uncalled capital goodwill and connection and all patents patent applications trade marks trade names registered designs design rights and copyrights all trade secrets and know-how and all licenses and ancillary and connected rights relating to the intangible property both present and future of the Company





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SIXTHLY the undertaking and all other property assets and rights of the Company whatsoever and wheresoever both present and future (including but not limited to the stock in trade of the Company wheresoever) and the premises First Secondly Thirdly Fourthly and Fifthly described (if and in so far only as the charges thereon herein contained shall for any reason be ineffective as fixed charges)

2.3 The charges hereby created shall as regards the Charged Assets FIRST SECONDLY THIRDLY FOURTHLY AND FIFTHLY described in clause 2.2 rank as and be FIRST FIXED CHARGES and:-

2.3.1 as regards all the Property in respect of which a legal estate is now vested in the Company shall constitute a charge by way of legal mortgage thereon and

2.3.2 as regards all the Property in respect of which a legal estate is vested in the Company at any future time during the continuance of this security shall constitute a charge by way of legal mortgage thereon immediately the documents of title in relation to the same are deposited with the Bank (without any further assurance by the Company or intervention by the Bank) and as to the premises SIXTHLY described shall be a FIRST FLOATING CHARGE (subject to clause 2.4)

2.4 Notwithstanding anything herein contained if the Company charges pledges or otherwise encumbers (whether by way of fixed or floating security) any of the Charged Assets SIXTHLY described in clause 2.2 or attempts so to do without the prior consent in writing of the Bank or if any creditor or other person attempts to levy any distress execution sequestration or other process against any of the Charged Assets SIXTHLY described in such clause the charge hereby created over the assets the subject thereof shall automatically without notice operate as a fixed charge instantly such event occurs

3.       The Company's General Covenants

The Company COVENANTS with the Bank:-

3.1 ON DEMAND (save where otherwise specified in the Loan Agreement or agreed in writing between the parties hereto) to pay to the Bank all money and discharge all obligations and liabilities which now are or at any time hereafter may be due owing or incurred from or by the Company to the Bank or for which the Company may be or become liable to it in whatever currency denominated on any current or other account or in any manner whatever (whether alone or jointly with any other person or corporate body and in whatever style or form and whether as principal or surety) including (without prejudice to the generality of the above) all liabilities in connection with foreign exchange transactions and for accepting endorsing or discounting any notes or bills and/or under bonds guarantees indemnities documentary or other credits or any instruments whatsoever from time to time entered into by the Bank for or at the request of the Company or for any other matter or thing whatsoever including interest to the date of repayment (calculated at the Interest Rate and payable as well after as before judgement or the insolvency of the Company) commission fees and other charges and all legal and other costs charges and expenses on a full indemnity basis together with any Value Added Tax at the applicable rate which may be or become due in respect of all or any such matters





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3.2      That the Company will not without the prior consent in writing of the
         Bank:-

3.2.1 sell assign discount factor pledge charge or otherwise dispose of the premises Fourthly described or any part thereof or deal with the same otherwise than in accordance with clause 6.2 or

3.2.2 create or attempt to create or permit to subsist any other mortgage debenture charge or pledge upon or permit any lien or other encumbrance (save a lien arising by operation of law in the ordinary course of trading) to arise on or affect the Charged Assets ranking in priority to or pari passu with this Debenture or

3.2.3 part with possession of assign transfer sell lease or otherwise dispose of the interest of the Company in the Charged Assets or any part thereof or attempt or agree so to do (except in the case of stock in trade charged by way of floating charge only which may be sold at market value in the usual course of trading as now conducted and for the purpose of carrying on the normal business of the Company)

3.2.4 create or permit to exist any mortgage charge debenture or pledge upon any of the Charged Assets which will rank after the charges contained in this Debenture (provided that the consent of the Bank shall not be unreasonably withheld)

3.3 Without prejudice to and in addition to every other remedy of the Bank to pay on a full indemnity basis to the Bank on demand or (as the case may be) to any Receiver on demand the amount of all expenses properly incurred by the Bank or any Receiver in relation to this Debenture with interest thereon at the Interest Rate from the respective time or times at which such money shall have been expended until the date of repayment and until repayment such sums and interest shall be charged upon the Charged Assets and for the avoidance of doubt IT IS HEREBY AGREED that the expression "expenses" includes all costs moneys charges and expenses properly paid and all liabilities properly incurred by the Bank or any Receiver (including legal costs charges and expenses ascertained as between solicitor and own client) on or in connection with or incidental to the Charged Assets and this Debenture and all expenses herein covenanted by the Company to be paid and in particular in connection with

3.3.1 Inspecting surveying or obtaining any report of any nature or of any kind whatsoever in connection with the Charged Assets or repairing or maintaining all or any of the Charged Assets or rebuilding or reinstating any part of the Property or any works thereon where the Bank or any Receiver reasonably considers such to be necessary for the benefit or preservation of the Bank's security

3.3.2 investigating any matter in relation to the Charged Assets and/or any specific aspect of the Company's affairs (or more than one) and/or considering enforcing or attempting to enforce the rights and powers of the Bank or any Receiver hereunder or under the general law

3.3.3 doing or considering any other matter or thing whatsoever which the Bank or any Receiver reasonably considers to be for the benefit of or preservation of or the more advantageous realisation of the Bank's security





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4.       Covenants Regarding the Property

The Company COVENANTS with the Bank as follows in relation to the Property:-

4.1 To permit the Bank and its duly authorised agents and representatives at any time upon reasonable prior notice with or without others to enter upon the Property or any part or parts thereof and examine the condition thereof without thereby becoming liable as mortgagee or chargee in possession

4.2 To keep the Property in good and substantial repair and good working order and condition and as and when necessary to rebuild renew or replace the same and not to pull down or remove or sell or otherwise dispose of any part of the same without the prior consent in writing of the Bank except in the ordinary course of use repair maintenance or improvement and if the Company shall fail to do so the Bank and its duly authorised agents and representatives shall be entitled (but not bound) at any time to enter upon the Property or any part or parts thereof and execute such works of repair and maintenance as in the opinion of the Bank may be necessary or proper without thereby becoming liable as mortgagee or chargee in possession

4.3.1 At all times during the continuance of this security to keep the Property insured against loss or damage by fire civil commotion explosion aircraft and articles dropped from aircraft and against storm tempest lightning flooding burst pipes and malicious damage together with cover against all relevant liabilities to third parties and in respect of environmental impairment liabilities of any nature and such other risks and contingencies as the Bank may from time to time require to the extent of the full reinstatement value or the amount of the potential liability with full provision for estimated inflation in respect of such value or liability and in respect of the construction and other costs involved and including a sum to cover the cost of demolition debris removal and architects' engineers' surveyors' and other professional fees (including any Value Added Tax payable on or included in such costs and fees or otherwise) and if the Property is wholly or partly let for three years' loss of rent with insurers previously approved by the Bank in writing in the joint names of the Company and the Bank or at the option of the Bank in the name of the Company with the interest of the Bank in the Property being noted on the insurance policy and with the policy containing such provisions for the protection of the Bank as the Bank may reasonably require to avoid the interest of the Bank being prejudiced by any act of the Company or of any occupier

4.3.2 To deposit with the Bank the original of (or at the option of the Bank a certified copy or copies of) the insurance policy or policies relating to the Property and punctually to pay all premiums necessary for the purpose of such insurance (on demand producing to the Bank the receipt for every payment of premium thereunder) and likewise to notify the Bank in a timely manner (confirming such notification in writing) if any event occurs or circumstances arises which may give rise to a claim under any such policy or policies or which may affect the continuance or validity of any such policy or policies and thereafter comply with the reasonable requirements of the Bank in relation thereto

4.3.3 To hold all monies which may be received by the Company by virtue of any policy relating to the Property in trust for the Bank and to apply the same (at the option of the Bank but without prejudice to any obligation in the policy of insurance or any other





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         obligation having priority to the obligations imposed by this
         Debenture) either in making good the loss or damage in respect of which the same may have been received with any deficiency being made good by the Company or in discharge or reduction of the monies hereby secured

4.3.4 PROVIDED THAT if the Company shall at any time refuse or neglect to keep the said insurances on foot or to comply in any material respect with the covenants hereinbefore contained the Bank shall have power to insure against the covers and risks mentioned in clause 4.3.1 and the Company will on demand pay to the Bank every sum expended by the Bank in so doing

4.3.5 AND PROVIDED THAT if the Company has a leasehold interest in the Property and at all times the interest of the Bank is noted on the relative policy of insurance and it gives cover against such risks as the Bank shall require and contains in favour of the Bank such provisions for the protection of the Bank as the Bank may reasonably require and insurance is to the full reinstatement value of the Property the Bank will accept in compliance with the terms of this clause the insurance maintained in accordance with the lease under which the Company holds the Property

4.3.6 AND PROVIDED FURTHER that every insurance of the Property effected by the Company whether or not pursuant to the covenant in that behalf hereinbefore contained shall be deemed to be an insurance for the maintenance of which the Company is liable under this Debenture

4.4 To pay when due all outgoings (whether of a capital or revenue nature and even if the wholly novel) payable to the landlord of the Property (if the same is leasehold land) and/or to the local or any other authority or to a statutory undertaker in respect of the Property or the supply of services to the Property and to reimburse to the Bank on demand any such sum paid by the Bank

4.5 To comply with and (where appropriate) enforce each and every covenant and provision contained in any document affecting the Property and comply with all bye-laws and planning local authority and statutory requirements affecting the Property its use and occupation and the employment of persons at the Property

4.6.1 If the Property or any part thereof is let to take such action (including legal proceedings) as may be reasonably necessary to procure the payment of rent by and to enforce the observance and performance of terms conditions and covenants on the part of every tenant of the Property or such part and to observe and perform the terms conditions and covenants on the part of the Company in respect of such letting

4.6.2 To pay into such account with the Bank in the name of the Company or to such other account as the Bank shall from time to time direct all monies which the Company may receive by way of rent licence fee or other like payment in respect of the Property or any part thereof and pending such payment to hold such moneys in trust for the Bank

4.6.3. If so required by the Bank to instruct all or any tenants licensees and/or other occupiers of any part of the Property to pay all sums due by way of rent licence fee or other like payment in respect of the Property or any part thereof to such account with the Bank in the name of the Company or such other account as the Bank shall from time to time direct





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4.6.4    Not (without the prior consent in writing of the Bank) to charge or otherwise dispose of or release exchange compound set-off or grant time or indulgence in respect of or otherwise deal with all or any part of any rent licence fee or other like payment in respect of the Property or any part thereof nor (without the like consent) to withdraw charge or otherwise dispose of any part of the moneys standing to the credit of any such account as is mentioned in clauses
         4.6.2 and 4.6.3

4.6.5 If the Property or any part is leasehold to take such action as aforesaid to enforce the observance and performance of terms conditions and covenants on the part of the landlord of the Property or such part and to pay the rents reserved by and generally observe and perform the terms conditions and covenants on the part of the Company contained in the lease under which the Company holds the Property or such part

4.7 Not without the written consent of the Bank to part with possession of the Property or any part or grant a tenancy or lease or accept a surrender of any tenancy or lease relating to the Property or any part thereof nor to release or vary any of the terms of nor grant any consent licence or permission under any such tenancy or lease nor agree any rent review nor exercise any power to determine or extend the same to the intent that the statutory and other powers otherwise available to the Company in respect of all or any of such matters shall not be exerciseable during the continuance of this security without the Bank's consent

4.8 Save as permitted under clause 4.7 hereof not to part with or share possession or occupation of the Property or part thereof nor to grant to any person any licence right or interest to occupy the Property or any part thereof nor create or permit to arise any overriding interest (as defined in the Land Registration Acts 1925 to 1988)

4.9      Not without the written consent of the Bank to:-

4.9.1 grant or suffer to be created or acquired any option proprietary right or interest or any easement right licence privilege or profit a prendre which shall affect or in any way relate to the Property or any part nor do or cause or permit to be done anything which may in any way depreciate jeopardise or otherwise prejudice the value of the Property to the Bank as security

4.9.2 exercise any option which in any way relates to the Property or any part of it (including any option regarding the application of Value Added Tax to any disposal of any interest in the Property or any part of it or to any rental in respect of the Property or any part of it)

4.10.1 Not to bring onto the Property any hazardous substance in a quantity notifiable under the Notification of Installations Handling Hazardous Substances Regulations 1982 and/or any regulations made under the Planning (Hazardous Substances) Act 1990 without the prior written consent of the Bank and (without prejudice to the Bank's power to refuse its consent) any such consent may be subject to conditions the nature and scope of which are to be at the Bank's entire and unfettered discretion

4.10.2 Not to use any part of the Property for a contaminative use and/or the deposit of waste material of any nature or any operation which might involve the deposit of waste material within the scope of any regulation issued by any competent authority without the prior written consent of the Bank as mentioned in clause 4.10.1





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4.10.3   To comply at the expense of the Company in a timely and effective manner with the requirements of any competent authority in respect of any matter falling within the scope of the Companys obligations under clauses 4.10.1 or 4.10.2 including (without in any way limiting the scope of the Companys obligations under this clause) any requirement on the part of the National Rivers Authority any waste regulation authority and any health and safety executive.

4.10.4 If so required by the Bank at any time and from time to time to procure at the expense of the Company and for the benefit of the Company and the Bank any environmental audit assessment or investigation which the Bank may deem necessary in order to determine the extent of (or any deficiencies in) the Companys compliance with its obligations under this clause 4.10 or to satisfy the Bank or any other person (including any competent authority) as to the extent of any environmental liability or risk applicable at any time in respect of any part of the Property

4.11 Not without the written consent of the Bank to make any application under the Town and Country Planning Acts 1971 to 1990 to change the authorised use of or to carry out development upon the Property nor to apply for an established use certificate

4.12 To notify the Bank forthwith of any notice order proposal or information received by the Company in respect of proposals for the compulsory acquisition of or otherwise relating to or affecting the Property or any part thereof or any application by a person other than the Company for planning permission affecting the Property or any part thereof and at the request of the Bank to make or join with the Bank in making such objections or representations against or in respect of any such proposal as the Bank shall consider expedient and any compensation received by the Company as a result of any such notice order or proposal shall be held in trust for and paid to the Bank in reduction of the monies obligations and liabilities secured by this Debenture

4.13 To inform the Bank forthwith if the Company acquires or agrees to acquire any interest in freehold or leasehold property and to deposit with the Bank and to permit the Bank during the continuance of this security to hold and retain all deeds and documents of title relating to the Property or any part thereof and such other documents relating to the Property as the Bank may from time to time require

4.14 At any time it and when required by the Bank to provide such instructions and authorities addressed to or in favour of the Bank or otherwise and in such form as the Bank shall require (including any such as are required for or relate to the due performance of the Companys obligations under any other covenant in this Debenture) and to execute such further legal or other mortgages charges or assignments in favour of the Bank as the Bank shall from time to time require over all or any part of the Property and all rights and remedies relating thereto both present and future (including any vendor's lien) to secure all moneys obligations and liabilities hereby covenanted to be paid or otherwise hereby secured such further mortgages charges or assignments to be prepared by or on behalf of the Bank at the cost of the Company and to contain an immediate power of sale without notice a clause excluding section 93 and the restrictions contained in section 103 of the Law of Property Act 1925 and such other clauses for the benefit of the Bank as the Bank may reasonably require





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
5.       Covenants Regarding the Charged Assets Generally

The Company COVENANTS with the Bank as follows in relation to the Charged Assets (including the Property where relevant):-

5.1 To observe and perform all covenants and stipulations from time to time affecting its patents patent applications trade marks trade names registered designs and copyrights and all other industrial or intangible property or any licence or ancillary or connected rights from time to time relating to industrial or intangible property and to preserve maintain and renew when necessary or desirable all such licences and rights

5.2 To keep all plant machinery vehicles computers and office and other equipment and every part thereof in good and substantial repair and in good working order and condition and not to remove or sell or otherwise dispose of any of the same without the prior consent in writing of the Bank except in the ordinary course of use repair maintenance or improvement and if the Company is at any time in default in complying with this covenant the Bank shall be entitled but not bound to repair and maintain the same with power for the Bank its agents and their respective employees to enter any of the Company's property for that purpose or to inspect the same and all expenses thus incurred by the Bank shall be properly incurred for the purposes of this Debenture

5.3.1 At its own expense to insure and keep insured all Charged Assets of an insurable nature with insurers previously approved by the Bank in writing against all prudent risks (having regard to the nature of the Charged Assets in question) and such other risks and contingencies as the Bank shall from time to time request to the full replacement value thereof from time to time in the joint names of the Company and the Bank or at the option of the Bank in the name of the Company with the interest of the Bank noted on the policy or policies and with the policy or policies containing such provisions for the protection of the Bank as the Bank may reasonably require

5.3.2 To maintain such other insurance policies (with the interest of the Bank noted thereon) containing like provisions for the protection of the Bank as are normally maintained by prudent companies carrying on similar businesses and duly pay within one week of the same becoming due all premiums and other moneys necessary for effecting and keeping up such insurances and on demand produce to the Bank the policies of such insurance and proof of such payments failing which the Bank may take out or renew such insurances in any sum which the Bank may think expedient and all money expended by the Bank under this provision shall be reimbursed by the Company on demand

5.3.3 All moneys to be received by virtue of any insurance maintained or effected by the Company (whether or not in pursuance of the obligations hereunder) shall be paid to the Bank (or if not paid by the insurers directly to the Bank held on trust for the Bank) and shall at the option of the Bank be applied in replacing restoring or reinstating the Charged Assets destroyed damaged or lost (any deficiency being made good by the Company) or in reduction of the moneys obligations and liabilities hereby secured

5.4 To pay punctually and indemnify the Bank and any Receiver against all existing and future rental charges licence fees royalties and all other duties charges assessments impositions and outgoings whatsoever (whether imposed by agreement statute or otherwise and whether in the nature of capital or revenue and even if wholly novel) now or at any





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
         time during the continuance of this security payable in respect of the Charged Assets or any part thereof or by the owner or user thereof (including all calls instalments and other payments that may be made or become due in respect of the Securities) and any such sums paid by the Bank or any Receiver shall be reimbursed by the Company on demand

5.5 Not (without the prior consent in writing of the Bank) to vary surrender cancel assign charge or otherwise dispose of or permit to be forfeit its interest in any credit sale hire purchase leasing rental licence or like agreement for any material equipment used in its business but generally to fulfill its obligations under every such agreement and when required produce to the Bank proof of all payments from time to time due from the Company thereunder

5.6 Not (without the prior consent in writing of the Bank) to form or acquire any subsidiary or transfer sell lease or otherwise dispose of any Charged Assets to any subsidiary save on terms previously approved in writing by the Bank

5.7 Not (without the prior consent in writing of the Bank) to permit any person to become entitled to any proprietary right or interest which might affect the value of any of the Charged Assets nor to do or cause or permit to be done anything which may in any way depreciate jeopardise or otherwise prejudice the value to the Bank of any security hereby created

5.8 To inform the Bank forthwith if the Company acquires or agrees to acquire any share or security falling within the Securities and to deposit with the Bank and permit the Bank during the continuance of this security to hold and retain the following:-

5.8.1    all insurance policies relating to the Charged Assets

5.8.2 all stock and share certificates and documents of title relating to the Securities and such deeds of transfer in blank and other documents as the Bank may from time to time require for perfecting its title to the Securities (duly executed by or signed on behalf of the registered holder) or for vesting or enabling it to vest the same in itself or its nominee or trustee or in any purchaser

5.8.3 all assurance policies from time to time effected by the Company on the lives of key employees and

5.8.4 all such other documents relating to the Charged Assets as the Bank may from time to time require

5.9 To procure that all votes which may be cast by or on behalf of the Company as a shareholder in any other corporate body to which any of the Securities relate and all votes which may be cast by or on behalf of any nominee of the Company as a director of any such corporate body shall be so cast as to procure the due and timely registration by any such corporate body of any transfer of that part of the Securities to the Bank or to any trustee for or nominee of the Bank or any purchaser (subject only to the due stamping of the relevant transfer or transfers) and so as to prevent any variation in the share capital of (including the issue of unissued shares) or the rights of shareholders in any such corporate body

5.10 At any time if and when required by the Bank to provide such instructions and authorities in favour of the Bank or otherwise and in such form as the Bank shall require and to execute such further fixed or floating charges or assignments in favour of the Bank as the Bank shall from time to time require over all or any of the Charged Assets both present and future including but not limited to the Securities and the book and other debts revenues and claims of the Company and all rights and remedies relating thereto both present and future (including any vendor's lien) to secure all moneys obligations and liabilities hereby covenanted to be paid or otherwise hereby secured such further charges or assignments to be prepared by or on behalf of the Bank at the cost of the Company and to contain an immediate power of sale without notice a clause excluding section 93 and the restrictions contained in section 103 of the Law of Property Act 1925 and such other clauses for the benefit of the Bank as the Bank may reasonably require

6.       Covenants Regarding the Company's Business

The Company FURTHER COVENANTS with the Bank as follows:-

6.1 To conduct and carry on its business in a proper and efficient manner and not to make any substantial alternation in the nature of or mode of conduct of that business and to keep or cause to be kept proper books of account relating to such business

6.2 To get in and realise all book and other debts and claims hereby charged in the ordinary course of its business and to pay into the Company's account with the Bank or to such other account as the Bank shall from time to time direct all moneys which it may receive in respect of the same forthwith on receipt and pending such payment to hold such moneys on trust for the Bank and not (without the prior consent in writing of the Bank) charge or otherwise dispose of or release exchange compound set off or grant time or indulgence or otherwise deal with all or any of the same or purport so to do

6.3 To furnish to the Bank copies of the profit and loss account balance sheet and directors' report in respect of each financial year of the Company its holding company or companies and such of the subsidiaries of the Company or its holding company or companies as the Bank may from time to time require all such reports balance sheets and accounts to be prepared in accordance with generally accepted accounting principles and showing a true and fair view of their respective affairs the relevant profit or loss and the source and application of funds certified by duly qualified auditors approved by the Bank and to be furnished forthwith upon the same becoming available and not in any event later than the expiration of four months from the end of such financial year and also at the time of issue copies of all statements and circulars to shareholders or to any class of creditors and from time to time such other information statements forecasts and projections of the Company its holding company or companies and the subsidiaries of the Company or it holding company or companies as the Bank may require

6.4 Not (without the prior consent in writing of the Bank) to call or receive in advance of calls all or any part of the uncalled capital of the Company nor to redeem or purchase its own shares nor pay an abnormal amount by way of dividend

6.5 If required by the Bank to procure that each subsidiary of the company shall guarantee to the Bank payment of all moneys obligations and liabilities hereby covenanted to be paid and charge all its undertaking property and assets to secure the same in such manner as the bank shall from time to time require

6.6 To keep the bank fully informed with regard to all aspects of the trading general affairs and prospects of the Company and from time to time and at any time if so required by the Bank:-

6.6.1 To provide such further information financial statements and copy documents as the Bank shall require and

6.6.2 To afford to the Bank and its officers and agents full and unrestricted access to the accounting and other records of the Company with all necessary facilities for taking copies thereof and/or extracts therefrom

7.       Power of Sale and Power to Appoint a Receiver

7.1 Section 103 of the Law of Property Act 1925 shall not apply hereto and the statutory power of sale and other powers (whether given by statute or expressed herein) shall be exerciseable without further notice at or at any time after demand for payment of any money or the performance of any obligation or discharge or any liability hereby secured whether or not the Company shall have been accorded sufficient time or any time in which to satisfy the demand made and the date of such demand shall (without prejudice to the equitable right of redemption) be the redemption date

7.2 No purchaser or other person shall be bound or concerned to see or enquire whether the right of the Bank or any Receiver appointed by it to exercise any of the powers hereby conferred has arisen or not or be concerned with notice to the contrary or with the propriety of the exercise or purported exercise of such powers

7.3 At or at any time after demand as aforesaid the Bank may appoint any person to be a Receiver of the Charged Assets or any part thereof (with power to authorise any joint Receiver to exercise any power independently of any other joint Receiver) and may remove any Receiver so appointed and appoint another in his place as to the whole or any part of the Charged Assets and such Receiver so appointed shall have all the powers conferred from time to time on receivers by statute (as varied and extended by this Debenture) and in addition (so far as requisite and/or applicable to the Charged Assets) the powers conferred on an administrator and an administrative receiver by sections 14(1) and 42(1) of the Insolvency Act 1986 and power on behalf of the Company (notwithstanding the insolvency of the Company) to do or omit to do anything which the Company could do or omit to do in relation to the Charged Assets or any part thereof

7.4 Without prejudice to any other remedy of the Bank and notwithstanding that the statutory power of sale and other powers may not then be exerciseable as provided in clause 7.1 the Bank shall be entitled upon the Companys default in the payment of interest or any other sum without demand or notice to the Company to appropriate all or any part of the moneys standing to the credit of any account mentioned in clause 4.6.2 and/or clause 4.6.3 in or towards the payment of any interest or other sum then due from the Company to the Bank

8.       Powers of the Bank and of a Receiver

At or at any time after demand as aforesaid the Bank and any Receiver appointed hereunder may (without thereby becoming liable as mortgagee in possession and/or to account for any sums other than actual receipts) exercise the following powers without the need to observe any of the provisions of sections 99 and 100 of the Law of Property Act 1925:-

8.1 To sell exchange convert into money or otherwise dispose of or deal with the whole or any part of the Charged Assets alone or in parcels either by public auction or private contract for such consideration and generally on such terms and conditions as the Bank or the Receiver (as the case may be) deems fit and either for a lump sum or for a sum payable in instalments or for a sum on account and a mortgage or charge for the balance or for debentures or other obligations or shares stock securities or other valuable consideration and with power to buy rescind or vary any contract for sale and to resell the whole or any part of the Charged Assets without being responsible for any loss which may be occasioned to the Company thereby and so that covenants and contractual obligations may be granted and assumed in the name of and so as to bind the Company (or other the estate owner in the case of land) if the Bank or the Receiver (as the case may be) shall consider it necessary or expedient so to do

8.2 To make agreements for leases and to grant leases of the whole or any part of the Charged Assets and surrender and accept surrenders of leases and grant vary or terminate any options and/or licences upon such terms (including the length of the term of any lease or licence and payment of any premium) and at such rents commissions or fees as the Bank shall think fit and in the case of land without any further consent by or notice to the Company to exercise on behalf of the Company all the powers and provisions conferred on a landlord or a tenant by the Landlord and Tenant Acts 1927 to 1988 the Rent Acts 1974 to 1985 the Housing Act 1988 the Agricultural Holdings Acts 1948 to 1986 the Agriculture Act 1986 and any other legislation from time to time in force relating to the rights of landlords and tenants rents housing and agriculture in respect of any part of the Property but without any obligation to exercise any of such powers and without any liability in respect of powers so exercised or omitted to be exercised

8.3 As agents for the Company to remove store sell or otherwise deal with any furniture equipment or goods of the Company (including motor vehicles) and the Bank and the Receiver shall not be liable for any loss or damage occasioned to the Company and the Company shall indemnify the Bank or the Receiver (as the case may be) against all expenses incurred by them in relation to such furniture equipment or goods and such expenses shall be deemed to have been property incurred for the purposes of this Debenture

8.4 Upon any sale made or lease granted in exercise of the powers conferred in that behalf by this Debenture or by statute the Bank or the Receiver (as the case may be) may sever and sell any fixtures upon the Property and in the case of a sale or lease of part only of the Property may make such arrangements as the Bank or the Receiver (as the case may be) shall think fit for the apportionment of any rent effecting the part sold or for charging the rent wholly upon part only of the Property and for the indemnification of any purchaser or purchasers against the whole or any part of the rent or the performance or observance of any of the covenants or agreements affecting the Property either by the limitation of a new rent or by powers of entry and distress and entry and taking the income thereof or otherwise

8.5 To obtain all necessary planning permissions building regulation approvals and any other permissions consents or licences as may be necessary to develop the Property as the Bank or the Receiver (as the case may be) shall think fit

8.6 To deal generally with and manage and to carry on all such development upon the Property as the Bank or the Receiver (as the case may be) may deem proper to carry on and to complete with or without modification any building or other works thereon which may be unfinished (with power to use any machinery and incorporate in any building any unfixed materials) and in particular to take over vary cancel or complete any contract relating thereto without being responsible for loss or damage and the cost thereof (including payment upon architects' and other professional certificates) shall be reimbursed by the Company and shall be charged upon the Charged Assets

8.7 To acquire any property asset or right (including the securing of vacant possession of any property) which the Bank or the Receiver may deem necessary or desirable for the more advantageous realisation of all or any part of the Charged Assets and to combine with and/or to sell or otherwise dispose of or deal with any such property asset or right with or without the Charged Assets or any part of them in such manner as the Bank or the Receiver may deem fit and all costs thus incurred shall be deemed to have been properly incurred for the purposes of this Debenture and until reimbursed by the Company shall be charged upon the Charged Assets

8.8.1 To pursue settle adjust or compromise any claim of against or arising out of any of the Charged Assets on such terms as the Bank or the Receiver shall think fit and to bring prosecute enforce or defend any such claim

8.8.2 To enter into any lawful agreement which the Bank deems fit to vary the priority of all or any claims against the Company as between the Bank and any other secured creditor of the Company and to execute any such agreement in the name of the Company

8.9 To take all such steps as the Bank or the Receiver (as the case may be) shall from time to time and at any time deem appropriate in order to contain reduce neutralize or eliminate any apparent potential or consequential damage or injurious effect to the Property its surroundings and/or the environment as a result of the escape or spillage of any hazardous substance or the presence of any waste material of any nature and in so doing to undertake any measures necessary to comply with the requirements of any competent authority

8.10 To appropriate the whole or any part of the moneys standing to the credit of any account mentioned in clause 4.6.2 or 4.6.3 in or towards the satisfaction of the Companys indebtedness to the Bank and if the Bank does not do so then (unless the Bank gives express notice to the contrary to the Company) it shall nevertheless be treated as if it had done so at the time of demand as aforesaid

9.       Receiver's Powers

9.1 Any Receiver appointed hereunder shall have in addition to the powers referred to in clause 8 hereof and to powers conferred by statute the following powers:

9.1.1 to take possession of collect and get in the Charged Assets or any part thereof and all rents and other income thereof accrued before or after the date of his appointment and for that purpose to take defend or discontinue any proceedings or submit to arbitration in the name of the Company or otherwise as he shall think fit

9.1.2 to exercise in respect of the Securities all voting or other powers or rights available to a registered holder thereof in such manner as he may think fit

9.1.3 to carry on manage develop reconstruct amalgamate or diversify the business of the Company or any part thereof or concur in so doing and to make any arrangement or compromise or enter into or cancel any contract as he may think fit

9.1.4 to make allowance to and re-arrangements with any lessees tenants or other persons from whom any rents licence fees profits commissions or other payments may be receivable

9.1.5 to institute carry on and conduct services of lighting heating cleansing and maintenance and all other services which may be deemed proper for the efficient use or management of the Charged Assets or any part thereof

9.1.6 to effect maintain renew and vary all requisite insurances in respect of the Charged Assets including insurances against occupiers' and third party liability in respect of the Property

9.1.7 to effect repairs renewals and improvements to and generally to manage the Charged Assets and to do all such other acts and things as may be considered to be incidental or conducive to any matters or powers aforesaid and which a Receiver may or can do as agent for the Company

9.1.8 to borrow money on the security of the Charged Assets or any part of them from the Bank or from any other lender either in priority to this security or not (as the Bank may determine) for any of the purposes mentioned in this clause or in clause 8 hereof

9.1.9 to employ upon such terms as he shall deem fit for the protection of the Property and for all or any of the purposes aforesaid solicitors architects surveyors quantity surveyors estate agents contractors builders managers and workmen and others and purchase all proper materials and equipment as he shall deem necessary

9.1.10 to promote the formation of companies with a view to the same purchasing leasing licensing or otherwise acquiring interests in all or any of the Charged Assets or otherwise to arrange for such companies to trade or cease to trade and to purchase lease licence or otherwise acquire all or any of the Charged Assets on such terms and conditions whether or not including payment by instalments secured or unsecured as he may think fit

9.1.11 to make calls conditionally or unconditionally on the members of the Company in respect of uncalled capital

9.1.12 to sign any document execute any deed and do all such other acts and things as may be considered by him to be incidental or conducive to any of the matters or powers aforesaid or to the realisation of the Bank's security and use the name of the Company for all the above purposes

9.2 All money expended by the Receiver (including interest paid by him on the borrowings) shall on demand be repaid by the company with interest thereon at the Interest Rate from the respective times at which such money shall have been expended until the date of repayment and until repayment such sums and interest shall be charged on the Charged Assets

9.3 All money or other consideration of whatsoever nature received by the Bank or by any Receiver appointed by the Bank in the exercise of any powers conferred by this Debenture shall forthwith become charged with the payment of all monies obligations and liabilities secured hereby and shall be applied after the discharge of the remuneration and expenses of the Receiver and all liabilities (if any) having priority thereto in or towards satisfaction of such of the moneys obligations and liabilities hereby secured and in such order as the Bank in its absolute discretion may from time to time conclusively determine (save that the Bank may credit the same to a suspense account for so long and in such manner as the Bank may from time to time determine and the Receiver may retain the same for such period as he and the Bank consider expedient)

9.4 Any Receiver appointed hereunder shall so far as the law allows be deemed to be the agent of the Company for all purposes and the Company shall be solely responsible for his acts defaults and remuneration and the Bank shall not be under any liability for his remuneration or otherwise and where (on account of the liquidation of the Company or otherwise) the law does not allow such interpretation any Receiver appointed hereunder shall be deemed to act as principal and not as agent of the Bank

9.5 The remuneration of the Receiver shall be appropriate to the work and responsibilities involved and charged at such rates as may be agreed between him and the Bank at or at any time after his appointment

9.6 The Company hereby agrees on demand to indemnify both the Bank and any Receiver against all losses actions claims expenses demands and liabilities whether in contract tort or otherwise now or hereafter incurred by it or him or by any manager agent officer or employee for whose liability act or omission it or he may be answerable for anything done or omitted in the exercise or purported exercise of the powers herein contained or occasioned by any breach by the Company of any of its covenants or other obligations to the Bank

10.      Appointments Consents and Notices

10.1 The Bank may appoint remove and replace a Receiver hereunder by writing under the hand of an authorised officer of the Bank

10.2 Any consent to be given by the Bank hereunder may be given by writing under the hand of an authorised officer of the Bank

10.3 A demand for payment or any other demand or notice under this Debenture shall be effective notwithstanding the insolvency or other incapacity of the Company and shall be made or given in writing by any agent or solicitor or authorised officer of the Bank and served on any one of the Companys directors or the Company Secretary personally or delivered or sent by first class letter post cable telex or facsimile transmission to its registered office or the address or place of business of the Company last known to the Bank or delivered or sent as aforesaid to the address of the Company stated in the Schedule and a demand or notice so addressed and posted shall be deemed to be delivered forty eight hours after posting and shall be effective notwithstanding that it be returned undelivered and notwithstanding the insolvency of the Company and in proving such service it shall be sufficient to prove that the notice or demand was properly addressed and posted and any notice or demand sent by cable telex or facsimile transmission shall be deemed to have been served at the time of despatch and shall be effective notwithstanding any incomplete or distorted transmission and in proving such service it shall be sufficient that the notice or demand (if by cable) was property addressed and dispatched or (if by telex or facsimile transmission) was transmitted to the number last known to the Bank from which the correct answerback or other appropriate acknowledgement of receipt was obtained

10.4 Any such notice or demand or (in the absence of manifest error) any certificate as to the amount at any time secured hereby shall be conclusive and binding upon the Company if signed by an authorised officer of the Bank

11.      Continuing Security and Banking Powers

11.1 This Debenture shall be a continuing security to the Bank notwithstanding the insolvency of the company and shall not be prejudiced by repayment or partial repayment of sums from time to time owing by the Company to the Bank or by the settlement of any account and is in addition to and shall not merge with or otherwise prejudice or affect any contractual or other right or remedy or any collateral or other securities now or hereafter held or available for any of the moneys hereby secured (even if the same shall be taken without the consent or against the prohibition of the Company in respect of moneys for which the Company is or shall be liable as surety only) and this Debenture shall not be in any way prejudiced or affected thereby or by the invalidity thereof or by the Bank now or hereafter dealing with exchanging releasing varying or abstaining from perfecting or enforcing any of the same or any rights which it may now or hereafter have or giving time for payment or indulgence or compounding with any other person liable

11.2 The Bank may from time to time give time for payment of any bill or bills of exchange or any promissory note or notes or any other security or securities which may have been discounted for or received in account from the Company by the Bank or on which the Company shall or may be liable as drawer or endorser or otherwise liable thereon as the Bank shall in its discretion think fit without in any manner releasing the Company or affecting the security hereby created and nothing herein contained shall operate so as to merge or otherwise prejudice or affect any bill note guarantee mortgage or other security which the Bank may for the time being have for any money or liabilities due or incurred by the Company to the Bank or any right or remedy of the Bank thereunder

11.3 The Bank may upon receiving notice of any charge or other interest affecting the Property or any part thereof (whether or not the Bank has consented hereunder to such charge or the creation of such other interest) close the then current account and open a new account with the Company and if the Bank does not open a new account then (unless the Bank gives express notice to the contrary to the Company) it shall nevertheless be treated as if it had done so at the time when it received such notice and as from that time no money paid in or carried to the credit of the Company in such new account shall be appropriated towards or have the effect of discharging any part of the amount due to the Bank on the said closed account at the time when it received such notice as aforesaid

11.4 If the Company shall have more than one account with the Bank (whether in the name of the Bank for the account of the Company or of the Company jointly with others and whether current deposit loan or of any other nature whatsoever whether subject to notice or not and whether in sterling or in any other currency and wheresoever situate) the Bank may at any time and without any prior notice in that behalf forthwith transfer all or any part of any balance standing to the credit of any such account to any other such account which may be in debit or in respect of which there are outstanding obligations or liabilities (be they present future actual contingent primary collateral several or joint) where such combination or transfer requires the conversion of one currency into another such conversion shall be calculated at the then prevailing spot rate of exchange of the Bank (as conclusively determined by the Bank) for purchasing the currency for which the Company is liable with the existing currency so converted

11.5 The Bank may at any time seek from any person having dealings with the Company (including any other mortgagee or chargee) such information about the Company's affairs as the Bank may think fit and the execution of this Debenture by the Company shall constitute an authority and request on the part of the Company to any such person to supply the requested information to the Bank without the need for any further authority other than a copy of this Debenture certified by an authorised officer of the Bank or by the Bank's solicitors

11.6 The execution of this Debenture by the Company shall constitute an authority on the part of the Company to the Bank to disclose to any bank or financial institution to whom the Bank is proposing to assign all or any of its rights hereunder or to offer or grant a participation in any loan secured by this Debenture such information concerning the affairs of the Company insofar as they relate to the Charged Assets in such manner and to such extent as the Bank shall from time to time deem fit

12.      Currency Clauses

12.1 All moneys received or held by the Bank or by a Receiver under this Debenture may from time to time be converted into such other currency as the Bank considers necessary or desirable to cover the obligations and liabilities of the Company in that currency at the then prevailing spot rate of exchange of the Bank (as conclusively determined by the Bank) for purchasing the currency to be acquired with the existing currency

12.2 If and to the extent that the Company fails to pay on demand any amount due the Bank may in its absolute discretion and without notice to the Company purchase at any time thereafter so much of a currency as the Bank considers necessary or desirable to cover the obligations and liabilities of the Company in such currency hereby secured at the then prevailing spot rate of exchange of the Bank (as conclusively determined by the Bank) for purchasing such currency with sterling and the Company hereby agrees to indemnify the Bank against the full sterling price (including all costs charges and expenses) paid by the Bank

12.3 No payment to the Bank (whether under any judgment or court order or otherwise) shall discharge the obligation or liability of the Company in respect of which it was made unless and until the Bank shall have received payment in full in the currency in which such obligation or liability was incurred and to the extent that the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency the Bank shall have a further separate cause of action against the Company and shall be entitled to enforce the security hereby created to recover the amount of the shortfall

13.      Power of Attorney

13.1 As security for the covenants hereinbefore contained and in consideration of the Bank making available or continuing to make available banking facilities to the Company the Company hereby irrevocably during the continuance in force of this security appoints the Bank and the persons and corporate bodies deriving title under the Bank any person nominated in writing under the hand of an officer of the Bank or any successor in title and any Receiver appointed hereunder severally to be the attorney of the Company for the Company and in the Company's name and on the Company's behalf to execute seal and deliver or otherwise perfect any deed or other instrument or act which may be required or deemed proper for any of the purposes of this security (including any instruction or authority or any legal or other mortgage or any fixed or floating charge or assignment referred to in clauses 4.13 and 5.10) or to protect by registration or otherwise the interest of the Bank hereunder and this appointment shall operate as a general power of attorney under section 10 of the Powers of Attorney Act 1971

13.2 The Company hereby covenants with the Bank and its successors in title and separately with any such Receiver that on request the Company will ratify and confirm all security agreements documents acts and things and all transactions entered into by the Bank or such Receiver or by the Company at the instance of the Bank or such Receiver in the exercise or purported exercise of its or his powers and the Company irrevocably acknowledges and agrees that such power of attorney is inter alia given to secure the performance of the obligations owed to the Bank and any such Receiver by the Company

14.      Consolidation and Miscellaneous

14.1 The restriction of the right of consolidating mortgage securities contained in section 93 of the Law of Property Act 1925 shall not apply to this Debenture or to any security given to the Bank pursuant hereto

14.2 No failure or delay by the Bank in exercising any right or remedy shall operate as a waiver thereof nor shall any single or any partial exercise or waiver of any right or remedy preclude its further exercise or the exercise of any other right or remedy

14.3 The security given to the Bank pursuant to this Debenture shall extend to all indebtedness of the Company to the Bank as mentioned in clause
         3.1 whether or not the Bank was an original party to the relevant transaction by virtue of which such indebtedness or any part of it may from time to time arise

14.4 Each of the provisions of this Debenture is severable and distinct from the others and if at any time one or more of such provisions is or becomes invalid illegal or unenforceable the validity legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby

14.5 To the extent that this Debenture constitutes a contract for the disposition of an interest in land within the terms of section 2 of the Law of Property (Miscellaneous Provisions) Act 1989 the parties hereto declare that all the terms which have been expressly agreed between them are contained or referred to in this Debenture

15.      Warranty and Undertaking

15.1 The Company hereby represents and warrants that the Company has full power authority and legal right to give and to observe the terms and conditions of this Debenture and that there is no provision in the memorandum or articles of association or any other constitutional document of the Company or in any other corporate document mortgage indenture trust deed or any other agreement binding upon the Company or affecting the Company which would inhibit or prevent the Company from entering into the obligations set out in this Debenture or prevent conflict with or affect the Company's performance or observance of any of the terms of this Debenture

15.2 The Company hereby undertakes to the Bank that the Company will obtain and maintain in full force and effect all governmental and other approvals and consents and do or cause to be done all other acts and things necessary or desirable in connection herewith or for the performance of the Company's obligations hereunder

16.      Proper Law and Jurisdiction

16.1 This Debenture shall be governed by and construed in accordance with the Law of England and Wales and the Company hereby irrevocably submits to the non-exclusive jurisdiction of the Courts in England and Wales

16.2 Without prejudice to the generality of the provisions of sections 695 and 725 of the Companies Act 1985 and the Rules of the Supreme Court for the time being the Company hereby irrevocably authorises and appoints the solicitors named in the Schedule (or such other person being a firm of solicitors resident in England or Wales as the Company may by notice to the Bank substitute) to accept service of all legal process arising out of or connected with this Debenture and service on those solicitors (or such substitute) shall be deemed to be service on the Company

17.      Headings and Interpretation

17.1 The subject headings are for information only and do not affect the construction or effect of this Debenture

17.2 Words importing the masculine gender only include the feminine gender and words importing the singular number may include the plural number and vice versa





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
17.3 Words denoting or referring to a natural person shall include a body corporate and vice versa

17.4 Any reference to a statute includes any amendment or re-enactment of it for the time being in force and (where the context so admits or requires) any antecedent statute amended or re-enacted by that statute and any statutory instrument regulation or order deriving authority or validity therefrom

18.      Application for Restriction

The Company hereby applies to the Chief Land Registrar for the registration of a restriction upon all registered titles comprised in this Debenture that no dealing shall be registered without the written consent of the proprietor of this Debenture

IN WITNESS whereof the parties have executed this Debenture as a deed on the date shown in the Schedule

The Common Seal of        )
Horizon Exploration Ltd   )
was hereunto affixed in   )
the presence of:-         )


                 Director         /s/    [illegible signature]

                 Director         /s/    [illegible signature]





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